Dakota Territory Resource Corp Announces Meeting Results

03/24/2022 | Press Release

Lead, South Dakota, March 24, 2022 -- Dakota Territory Resource Corp (OTCQB: DTRC) ("Dakota Territory" or the "Company") is pleased to announce that all proposals were approved at the special meeting of stockholders held on Thursday, March 24, 2022 in Lead, South Dakota (the "Meeting"). A total of 55,800,485 or 78.76% of the Company's issued and outstanding shares were represented at the Meeting.

At the Meeting, shareholders of the Company approved a proposal to adopt and approve the Amended and Restated Agreement and Plan of Merger, dated as of September 10, 2021 (as may be amended from time to time, the "merger agreement"), by and among Dakota Territory, JR Resources Corp., a Nevada corporation ("JR Resources"), DGC Merger Sub I Corp., a Nevada corporation, and DGC Merger Sub II LLC, a Nevada limited liability company, and approve the transactions contemplated thereby (the "Merger," and the proposal, the "Merger Proposal"). The following Dakota Territory shareholders were not entitled to vote on the Merger Proposal: JR Resources; Jonathan Awde, director, officer and stockholder of JR Resources; Robert Quartermain, a significant stockholder of JR Resources; Mac Jackson, director of JR Resources; and William Gehlen, director of JR Resources. The voting results were as follows:

Votes For & % of Shares Entitled to Vote	Votes Against & % of Shares Entitled to Vote	Votes Abstained & Percentage of Shares Entitled to Vote
19,678,990 (97.78%)	1,756 (0.01%)	444,286 (2.21%)

Jonathan Awde, President and CEO of Dakota Territory, stated, "I would like to thank all of the shareholders who voted in favour of the Merger. We look forward to closing the Merger, which we anticipate will occur on March 31st, and moving forward as Dakota Gold Corp."

The following nominees were elected as directors of the Company:

  Robert Quartermain
  Stephen O'Rourke
  Jonathan Awde
  Gerald Aberle
  Jennifer Grafton
  Amy Koenig
  Alex Morrison

(55,722,716 shares or 99.86% voted "For", 21,268 or 0.04% voted "Against" and 56,501 or 0.10% abstained from voting).

The Company's shareholders have also ratified the appointment of Ham, Langston & Brezina, L.L.P., as the Company's independent registered public accounting firm for fiscal year 2022 (55,318,573 shares or 99.14% voted "For", 28 or 0.00% voted "Against" and 481,884 or 0.86% abstained from voting).

In addition, the Company's shareholders have approved the Dakota Territory Resource Corp. 2021 Stock Incentive Plan (55,668,881 shares or 99.76% voted "For", 63,189 or 0.11% voted "Against" and 68,415 or 0.12% abstained from voting).

About Dakota Territory Resource Corp

Dakota Territory Resource Corp is a Nevada corporation with offices located at Lead, South Dakota. Dakota Territory is committed to creating shareholder value through the acquisition and responsible exploration and development of high caliber gold properties in the Homestake District of South Dakota.

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Inquiries

Shareholder and Investor Inquiries: For more information, please contact Jonathan Awde at 604-761-5251 or JAwde@gold-sd.com.

Cautionary Note to U.S. Investors

The SEC limits disclosure for U.S. reporting purposes to mineral deposits that a company can economically and legally extract or produce. Our property currently does not contain any known proven or probable ore reserves under SEC reporting standards. Our reference above to the various formations and mineralization believed to exist in our property as compared to historical results and estimates from other property in the district is illustrative only for comparative purposes and is no indication that similar results will be obtained with respect to our property. U.S. investors are urged to consider closely the disclosure in our latest reports filed with the SEC. You can review and obtain copies of these filings at http://www.sec.gov/edgar.shtml.

Forward Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including the statements regarding the Merger. These forward-looking statements are based on assumptions and expectations that may not be realized and are inherently subject to numerous risks and uncertainties, which could cause actual results to differ materially from these statements. These risks and uncertainties include, among others, the inability to complete the Merger in a timely manner, as described in the proxy statement/prospectus that was delivered to Company shareholders prior to the special meeting of stockholders, the failure to satisfy other conditions to completion of the Merger, including receipt of required third-party consents, the failure of the Merger to close for any other reason, the effect of the announcements regarding the Merger on the market price of Dakota Territory common stock, the possibility that the anticipated benefits of the Merger will not be realized, or will not be realized within the expected time period, the inability to meet expectations regarding the accounting and tax treatments of the Merger, the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, the NYSE American's review and approval of our listing application, diversion of management's attention from ongoing business operations and opportunities, the execution and timing of our planned exploration activities, our use and evaluation of historic data, our ability to achieve our strategic goals, changes in the market price of the Company's common stock if the Merger is not completed, fluctuations in the market price of Dakota Gold Corp. common stock following the Merger, the state of the economy and financial markets generally and the effect on our industry, and the market for our common stock. The foregoing list is not exhaustive. For additional information regarding factors that may cause actual results to differ materially from those indicated in our forward-looking statements, we refer you to the risk factors included in Item 1A of our Annual Report on Form 10-K for the year ended March 31, 2021, as amended, as updated by annual, quarterly and other reports and documents that we file with the SEC, including the registration statement on Form S-4 that has been confidentially filed with the SEC in connection with the Merger and the proxy statement filed on Form DEF 14A. We caution investors not to place undue reliance on the forward-looking statements contained in this communication. These statements speak only as of the date of this communication, and we and JR Resources undertake no obligation to update or revise these statements, whether as a result of new information, future events or otherwise, except as may be required by law. Neither we nor JR Resources gives any assurance that either we or JR Resources or the combined company will achieve its expectations.

Important Information and Where You Can Find It

This document relates to the proposed Merger involving Dakota Territory and JR Resources. JR Resources has filed a registration statement on Form S-4 with the SEC, which includes a proxy statement of Dakota Territory and a prospectus of JR Resources (referred to as a proxy statement/prospectus), Dakota Territory has filed a proxy statement on Form DEF 14A (referred to as a proxy statement), and each party will file other documents with the SEC regarding the proposed transaction. INVESTORS AND HOLDERS OF DAKOTA TERRITORY'S SECURITIES ARE URGED TO CAREFULLY READ THE ENTIRE PROXY STATEMENT/PROSPECTUS, PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The documents filed by Dakota Territory and JR Resources with the SEC may be obtained free of charge at the SEC's website at www.sec.gov. In addition, investors and holders of Dakota Territory's securities are able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC on Dakota Territory's website at http://DakotaTRC.com/.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed transaction. This communication is also not intended to and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor will there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Participants in the Solicitation

Dakota Territory, JR Resources and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in favor of the approval of the Merger and related matters. Information regarding the Company's directors and executive officers is contained in the Company's most recent Annual Report on Form 10-K for the year ended March 31, 2021 and the Schedule 14f-1 filed on March 15, 2021. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the proxy statement/prospectus, the proxy statement and other relevant documents filed with the SEC when they become available. Free copies of these documents may be obtained as described above.